Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2013
CASH AND CASH EQUIVALENTS [Abstract]
CASH AND CASH EQUIVALENTS
NOTE 4: CASH AND CASH EQUIVALENTS
Cash and cash equivalents consist of the following:

	December 31, 2013	December 31, 2012
Cash on hand and at banks	$ 19,552	$ 28,397
Short-term deposits	67,017	17,141

Total cash and cash equivalents	$ 86,569	$ 45,538

Short-term deposits are comprised of deposits with banks with original maturities of less than 90 days.
Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Logistics does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Logistics also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.